Income Taxes (Details 1) (USD $)	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets:
Net operating loss carry forwards	$ 27,029,000	$ 25,721,000
Research and development credits	1,096,000	1,054,000
Nonqualified stock option compensation expense	1,801,000	1,701,000
Other temporary book - tax differences	408,000	441,000
Total deferred tax assets	30,334,000	28,917,000
Valuation allowance for deferred tax assets	(30,334,000)	(28,917,000)
Net deferred tax assets	$ 0	$ 0